EXHIBIT 99.1

BOA_04_H.CDI #CMOVER_3.0E WHOLE_LOAN  MAX_CF_VECTSIZE 620
Created by Intex Deal Maker v3.7.133 , subroutines 3.1a1
08/18/2004 3:52 PM

Modeled in the Intex CMO Modeling Language, (B000BDB448D23) which is copyright (c) 2004 by Intex Solutions, Inc.
Intex shall not be held liable for the accuracy of this data nor for the accuracy of information which is derived from this data.

The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you (the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America Securities LLC Trading Desk at
(704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC Trading Desk at (704) 388-1579.

The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

COLLAT_GROUPS 1 2



DEFINE CONSTANT #OrigCollBal = 600130849.44
DEFINE CONSTANT #OrigCollBal1 = 92853661.41
DEFINE CONSTANT #OrigCollBal2 = 507277188.03


DEFINE CONSTANT #OrigBondBal = 600130849.44
DEFINE CONSTANT #OrigBondBal1 = 92853661.41
DEFINE CONSTANT #OrigBondBal2 = 507277188.03


DEFINE #BondBal1                       = 109847849.44
DEFINE #BondBal2                       = 510388749.44
DEFINE #BondBal                        = 620236598.88

FULL_DEALNAME:        boa_04-h

DEAL SIZE:            $ 600130849.44
PRICING SPEED:        25% CPR
ISSUE DATE:           20040801
SETTLEMENT DATE:      20040826

Record date delay:     24

DEFINE TR_INDEXDEPS_ALL

DEFINE SCHEDULE "SHIFT1%","SHIFT2%"

 TRUSTEE_FEE    GROUP 1     0.0035

 TRUSTEE_FEE    GROUP 2     0.0035

  DEAL_CLOCK_INFO _

      ISSUE_CDU_DATE             20040801 _
      DEAL_FIRSTPAY_DATE         20040925



DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL *
1200

DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) /
COLL_PREV_BAL(1) * 1200 DEFINE DYNAMIC STICKY #NetRate2 = (
COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200


 DEFINE TABLE "SI_LOSSAAgg" (6, 2) = "MONTH" "SHIFTR"
     36.1   20%
     96.1   30%
     108.1   35%
     120.1   40%
     132.1   45%
     144.1   50%

 DEFINE TABLE "SI_2TIMESLOSSAgg" (6, 2) = "MONTH" "PCT"
     36.1   20%
     96.1   30%
     108.1   35%
     120.1   40%
     132.1   45%
     144.1   50%

 DEFINE TABLE "CROSSPREP_2TIMESAgg" (1, 2) = "MONTH" "MULTIPLE"
     360.1   2

 DEFINE #COUPON_SUBS = 0

TOLERANCE CLEANUP 0.00

TOLERANCE WRITEDOWN_0LOSS 1.00

  INITIAL INDEX    LIBOR_1YR        2.2575

DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "RESID", "1A1", "1A2", "2A1", "2A2", "SUBS", "IO-1", "IO-2"


Tranche "SUBORD_1" MODELING EXCHANGE
   Block 3111561.41 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040801  Next 20040925
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-0.8656920505 ELSE COLL_NETRATE(1))
     0     999

Tranche "SUBORD_2" MODELING EXCHANGE
   Block 16994188.03 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040801  Next 20040925
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2)-0.439595156 ELSE COLL_NETRATE(2))
     0     999

Tranche "RESID" SEN_FLT

   Block 100.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-0.8656920505 ELSE COLL_NETRATE(1))
     0     999

Tranche "1A1" SEN_FLT

   Block 60000000.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-1.043 ELSE COLL_NETRATE(1))
     0     999

Tranche "1A2" SEN_FLT

   Block 29742000.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-.508 ELSE COLL_NETRATE(1))
     0     999

Tranche "2A1" SEN_FLT

   Block 240000000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 59 THEN  COLL_NETRATE(2)-.581 ELSE COLL_NETRATE(2))
     0     999

Tranche "2A2" SEN_FLT

   Block 250283000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 59 THEN COLL_NETRATE(2)-.304 ELSE COLL_NETRATE(2))
     0     999

Tranche "SUBS" JUN_WAC
   Block 20105749.44 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040801 Next 20040925

     ( #COUPON_SUBS )
    0    999


Tranche "IO-1" SEN_IO

Block 92853661.41 at 0.8656920505 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN BBAL("RESID#1","1A1#1","1A2#1","SUBORD_1#1") ELSE 0 ); _ END ( IF CURMONTH LT 35 THEN BBAL("RESID#1","1A1#1","1A2#1","SUBORD_1#1") ELSE 0 ); _

DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 24  Dated 20040801  Next 20040925

Tranche "IO-2" SEN_IO

Block 507277188.03 at 0.439595156 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN BBAL("2A1#1","2A2#1","SUBORD_2#1") ELSE 0 ); _ END ( IF CURMONTH LT 59 THEN BBAL("2A1#1","2A2#1","SUBORD_2#1") ELSE 0 ); _

DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040801  Next 20040925


DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040801 Next 20040925 Settle 20040826 DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _

   Delay 24 Dated 20040801 Next 20040925 Settle 20040826 DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _

   Delay 24 Dated 20040801 Next 20040925 Settle 20040826

  CREDIT_SUPPORT_BASIS GROUP_DEAL

ifdef #cmover_3.0g2 _

  DEFINE MACRO #BalanceRatio[1] = BALANCE_RATIO {#1}

ifndef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] =

  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "IO-1"
  CLASS "X2"        NO_BUILD_TRANCHE _

                    = "IO-2"
  CLASS "RESID"     NO_BUILD_TRANCHE _

                    = "RESID"
  CLASS "1A1"       NO_BUILD_TRANCHE _

                    = "1A1"
  CLASS "1A2"       NO_BUILD_TRANCHE _

                    = "1A2"
  CLASS "2A1"       NO_BUILD_TRANCHE _

                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _

                                     = "2A2"
                     CLASS "SUBORD_1" DISTRIB_CLASS RULES _

                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"

  CLASS "SNR_12" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "1A1" "1A2"
  CLASS "SUBS"      NO_BUILD_TRANCHE _

                    = "SUBS", _

    COMBINE_CLASSES {#BalanceRatio}{1.0} = "SUBORD_1" "SUBORD_2"
  CLASS "SNR_1"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); _
                    = "RESID" "SNR_12" , SUPPORT_CLASSES = "SUBS"
  CLASS "SNR_2"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); _
                    = "2A1" "2A2" , SUPPORT_CLASSES = "SUBS"


  CLASS "GRP1" _

                 DISTRIB_CLASS RULES _
                            = "X1" "SNR_1" "SUBORD_1"

  CLASS "GRP2" _

                 DISTRIB_CLASS RULES _
                   = "X2" "SNR_2" "SUBORD_2"

  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2"

  GROUP 0       ROOT      = 1 2


  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20040801  Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE

  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20040801  Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE

  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20040801  Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE

  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20040801  Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE

  DEFINE PSEUDO_TRANCHE CLASS "SNR_12"       Delay 24  Dated 20040801  Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE


CROSSOVER When 0

DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1") DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2") DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))

DEFINE DYNAMIC STICKY #ReduceTestAAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSAAgg", "MONTH", "SHIFTR" )
DEFINE DYNAMIC STICKY #Sub2TimesLossPctAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSSAgg", "MONTH", "PCT" )

TRIGGER "CumLossAgg" _

        ORIG_TESTVAL    0.00% _

        TESTVAL         (DELINQ_LOSS_ACCUM/ ORIG_BBAL("SUBS")); _
        TARGETVAL       ( #ReduceTestAAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF

TRIGGER "ShiftTriggerAgg" _

        FULL_NAME   "Shifting Interest Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50% _
The above calculations will be done based on all crossed mortgage loan groups."
_

        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _ IMPACT "Unscheduled principal that was intended to be paid to the _

subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLossAgg","TRIGVAL"));


TRIGGER "TwoTimesCumLossAgg" _
        ORIG_TESTVAL    0.00% _

        TESTVAL         (DELINQ_LOSS_ACCUM/(#OrigSubBal1 + #OrigSubBal2)); _
        TARGETVAL       ( #Sub2TimesLossPctAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        TRIGVAL         LODIFF

TRIGGER "TwoTimesTriggerAgg" _
        FULL_NAME   "Sub Two Times Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _

        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLossAgg","TRIGVAL"));


DEFINE DYNAMIC STICKY #COUPON_SUBS = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2") / BBAL("SUBORD_1", "SUBORD_2") * 36000 / NDAYS_ACCRUE_INT("SUBS#1")

  OPTIONAL REDEMPTION:    "Cleanup" _
                                 COLL_FRAC 10% _
                              PRICE_P ( COLL_BAL );


  OPTIONAL REDEMPTION:    "Grp_1_Call" _
                                 DATE 20070701 _

                                TARGET GROUP 1 _

                          PRICE_P ( COLL_BAL(1) ); _
                          DISTR_P RULES "OPTR_GROUP_1"

  OPTIONAL REDEMPTION:    "Grp_2_Call" _
                                 DATE 20090701 _

                                TARGET GROUP 2 _

                          PRICE_P ( COLL_BAL(2) ); _
                          DISTR_P RULES "OPTR_GROUP_2"


 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM

 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM


 CMO Block Payment Rules

------------------------------------

   calculate :  #SubsNotGoneAgg = BBAL("SUBS") GT 0.01

   calculate :  #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1

   calculate :  #SenPct1 = _
               IF #SubsNotGoneAgg _

               THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 1


   calculate :  #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2

   calculate :  #SenPct2 = _
               IF #SubsNotGoneAgg _

               THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 1


calculate : #OrigSenPctAgg = ORIG_BBAL("SNR_1","SNR_2") / (#OrigCollBal1 + #OrigCollBal2)

calculate :  #SenPctAgg      = MIN(1, BBAL("SNR_1","SNR_2") / (COLL_PREV_BAL))

calculate :  #ShiftTestAgg = NOT TRIGGER("ShiftTriggerAgg")


calculate :  #Sub2TimesTriggerAgg = NOT TRIGGER("TwoTimesTriggerAgg")

calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2") _ GE 2 * ORIG_BBAL("SUBORD_1",
"SUBORD_2")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2") AND _ #Sub2TimesTriggerAgg


   calculate :  #SenPctFailAgg = (#SenPctAgg > #OrigSenPctAgg)

   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _

              THEN 1 _

              ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)

   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _

              THEN 1 _

              ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)


   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _

              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _

                            THEN IF CURMONTH LE 36 _
                     THEN #SenPct1 + (50% * (1-#SenPct1)) _
                                 ELSE #SenPct1 _

                   ELSE #SenPrep1

   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _

              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _

                            THEN IF CURMONTH LE 36 _
                     THEN #SenPct2 + (50% * (1-#SenPct2)) _
                                 ELSE #SenPct2 _

                   ELSE #SenPrep2

   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)

   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)

 calculate:  "SNR_1" _

NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT #SCH11 = #SenPct1 , _

NO_CHECK PREPAY        GROUP 1  AMOUNT   LIMIT #PRP11 = #SenPrep1 * COLL_P_PREPAY(1) , _

NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT #REC11 = #SENRECOV1

 calculate:  "SNR_2" _

NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT #SCH22 = #SenPct2 , _

NO_CHECK PREPAY        GROUP 2  AMOUNT   LIMIT #PRP22 = #SenPrep2 * COLL_P_PREPAY(2) , _

NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT #REC22 = #SENRECOV2

  calculate : #SenSchedAlloc1 = #SCH11 * COLL_P_SCHED(1) calculate :
  #SenPrepayAlloc1 = #PRP11 calculate : #SenRecoverAlloc1 = #REC11 calculate :
  #SenSchedAlloc2 = #SCH22 * COLL_P_SCHED(2) calculate : #SenPrepayAlloc2 = #PRP22 calculate : #SenRecoverAlloc2 = #REC22


 **************************** CROSS SENIORS DUE TO RAPID PREPAYS ****************************
   calculate :  #SubMultipleAgg = LOOKUP_TBL( "STEP", CURMONTH , "CROSSPREP_2TIMESAgg", "MONTH", "MULTIPLE" )

   calculate   : #CrossTestAgg = ((#SubBal1 + #SubBal2) / (COLL_PREV_BAL(1) +
               COLL_PREV_BAL(2)) LT _ #SubMultipleAgg * (#OrigSubBal1 +
               #OrigSubBal2) / (#OrigCollBal1 + #OrigCollBal2))


   calculate :  #CrossTest1 =  _

              BBAL("SNR_1") LT 0.01 AND #CrossTestAgg

   calculate :  #CrossTest2 =  _

              BBAL("SNR_2") LT 0.01 AND #CrossTestAgg


 calculate:  "SNR_1" _
    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH1 = IF #CrossTest2 THEN (COLL_P_SCHED(2)   - #SenSchedAlloc2)   ELSE 0 ; _
    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP1 = IF #CrossTest2 THEN (COLL_P_PREPAY(2)  - #SenPrepayAlloc2)  ELSE 0 ; _
    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC1 = IF #CrossTest2 THEN (DELINQ_RECOVER(2) - #SenRecoverAlloc2) ELSE 0

 calculate:  "SNR_2" _

    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH2 = IF #CrossTest1 THEN (COLL_P_SCHED(1)   - #SenSchedAlloc1)   ELSE 0 ; _
    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP2 = IF #CrossTest1 THEN (COLL_P_PREPAY(1)  - #SenPrepayAlloc1)  ELSE 0 ; _
    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC2 = IF #CrossTest1 THEN (DELINQ_RECOVER(1) - #SenRecoverAlloc1) ELSE 0

  calculate : #SenSchedAlloc1 = #SenSchedAlloc1 + #CROSS1SCH2 calculate :
  #SenPrepayAlloc1 = #SenPrepayAlloc1 + #CROSS1PRP2 calculate :
  #SenRecoverAlloc1 = #SenRecoverAlloc1 + #CROSS1REC2


  calculate : #SenSchedAlloc2 = #SenSchedAlloc2 + #CROSS2SCH1 calculate :
  #SenPrepayAlloc2 = #SenPrepayAlloc2 + #CROSS2PRP1 calculate :
  #SenRecoverAlloc2 = #SenRecoverAlloc2 + #CROSS2REC1

 ************************** END CROSS SENIORS DUE TO RAPID PREPAYS ***************************

   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )


   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )


 calculate:  "SUBORD_1" _

  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1

 calculate:  "SUBORD_2" _

  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2

   calculate : #SubSched = #SubSched1 + #SubSched2 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 calculate : #SubRecov = #SubRecov1 + #SubRecov2 calculate:  "SUBS" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov

   calculate : #ExcessSub   = EXCESS_SUB_AMT

   calculate : #ExcessSub   = EXCESS_SUB_AMT("SUBS")

   calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") / BBAL("SNR_1","SNR_2") calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2")


  calculate : "SNR_1" _

   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1

  calculate : "SNR_2" _

   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2

   calculate : #SubExcessSub1 = MIN(OPTIMAL_PRINCPMT("SUBORD_1"), #VS1) calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1 calculate :
   #RemSubOptPrinc1 = OPTIMAL_PRINCPMT("SUBORD_1") - #SubExcessSub1 calculate :
   #SubExcessSub2 = MIN(OPTIMAL_PRINCPMT("SUBORD_2"), #VS2) calculate :
   #RemSubExcessSub2 = #VS2 - #SubExcessSub2 calculate : #RemSubOptPrinc2 = OPTIMAL_PRINCPMT("SUBORD_2") - #SubExcessSub2 calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2 calculate : #RemSubOptPrinc = #RemSubOptPrinc1 + #RemSubOptPrinc2


   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc) calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)


  calculate : "SUBORD_1" _

   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1

  calculate : "SUBORD_2" _

   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2

------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2" )
------------------------------------
        from :  CLASS ( "GRP1" ; "GRP2" )
         pay :  CLASS ENTIRETY PRO_RATA ( "SNR_1" ; "SNR_2"  )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "RESID"; "SNR_12" )
         pay :  CLASS INTSHORT PRO_RATA  ( "RESID"; "SNR_12" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "RESID", "SNR_12" )
------------------------------------

        from :  CLASS ( "SNR_12" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A1"; "1A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A1"; "1A2" )
------------------------------------
        from :  CLASS ( "SNR_12" )
         pay :  CLASS BALANCE PRO_RATA ( "1A1" ; "1A2" )
------------------------------------

------------------------------------
        from :  CLASS ( "RESID" )
         pay :  SEQUENTIAL ( "RESID#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  CLASS ( "1A2" )
         pay :  SEQUENTIAL ( "1A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1")
------------------------------------

        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------

------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1")
------------------------------------
------------------------------------
   calculate :  #P_SUBS = PRINCPMT("SUBORD_1#1","SUBORD_2#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "SUBS" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SUBS" )
------------------------------------
        from :  SUBACCOUNT ( #P_SUBS, CLASS "SUBORD_1" )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUBS" )
------------------------------------
        from :  SUBACCOUNT ( #P_SUBS, CLASS "SUBORD_2" )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUBS" )
------------------------------------
   calculate :  #P_SUBS = PRINCPMT("SUBORD_1#1","SUBORD_2#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------

------------------------------------
        from :  CLASS ( "SUBS" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------

    #NAME?

   calculate : #PrincReduce = BBAL("SUBS#1") - BBAL("SUBORD_1", "SUBORD_2") calculate : #SubPrinc1 = BBAL("SUBORD_1#1") - BBAL("SUBORD_1") calculate :
   #SubPrinc2 = BBAL("SUBORD_2#1") - BBAL("SUBORD_2") calculate : #SubPrincAgg = #SubPrinc1 + #SubPrinc2 calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg

------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------


    #NAME?
   calculate :  #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL( "RESID#1", "1A1#1", "1A2#1", "SUBORD_1#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1",
   "2A2#1", "SUBORD_2#1" ) - COLL_BAL(2))) calculate : #TotReduceSubord =
   #ReduceSubord1 + #ReduceSubord2

------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
   calculate :  #IncreaseSubord1 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "RESID#1", "1A1#1", "1A2#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #IncreaseSubord2 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "SUBORD_2#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"),
   BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1") * ( BBAL("RESID#1",
   "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1", "SUBORD_2#1") - COLL_BAL)))
   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"),
   BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1") * ( BBAL("RESID#1",
   "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1", "SUBORD_2#1") - COLL_BAL)))

------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
   calculate :  #WriteDown = MAX(0, BBAL( "RESID#1", "1A1#1", "1A2#1", "SUBS#1", "2A1#1", "2A2#1" ) - COLL_BAL(1,2))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "SUBS#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "RESID#1", "1A1#1", "1A2#1" ) /
BBAL( "RESID#1", "1A1#1", "1A2#1", "2A1#1", "2A2#1" ) * #WriteDown)

------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL(
"RESID#1", "1A1#1", "1A2#1", "2A1#1", "2A2#1" ) * #WriteDown)

------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "RESID#1"; "1A1#1"; "1A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------

   calculate : #BondBal1    = BBAL("RESID#1","1A1#1","1A2#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","SUBORD_2#1")
------------------------------------
   calculate : #BondBal     = #BondBal1 + #BondBal2
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  PRO_RATA ( "RESID#1"; "1A1#1"; "1A2#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  PRO_RATA ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown1 = BBAL("GRP1")
------------------------------------
   calculate :  #WD_SUBORD_1 = MIN(BBAL("SUBORD_1#1"), #Writedown1)
   calculate :  #Writedown1 = #Writedown1 - #WD_SUBORD_1
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_1 )
         pay :  DECREMENT( BALANCE "SUBORD_1#1", BY #WD_SUBORD_1 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown1 )
         pay :  WRITEDOWN PRO_RATA ( "RESID#1"; "1A1#1"; "1A2#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  PRO_RATA ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown2 = BBAL("GRP2")
------------------------------------
   calculate :  #WD_SUBORD_2 = MIN(BBAL("SUBORD_2#1"), #Writedown2)
   calculate :  #Writedown2 = #Writedown2 - #WD_SUBORD_2
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_2 )
         pay :  DECREMENT( BALANCE "SUBORD_2#1", BY #WD_SUBORD_2 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------

Schedule "SHIFT1%"

Declare

SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%


Schedule "SHIFT2%"

Declare

SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%


 Collateral

       Factor      --Delay--
 Type   Date       P/Y    BV   Use BV for 0
  WL  20040801    9999 9999   FALSE

 Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life
                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap
 Pool#  Type     Reset Life   Max   Look
                 Cap   Floor  Negam Back

BEGINNING OF COLLATERAL

M    1       WL    00    WAC       4.9021606516 (     52030498.37 /     52030498.37 );     52030498.37    0.3750000000 0.3750000000
M    2       WL    00    WAC       4.9833650014 (     40823163.04 /     40823163.04 );     40823163.04    0.3750000000 0.3750000000
M    3       WL    00    WAC       4.5000000000 (       651406.61 /       651406.61 );       651406.61    0.2500000000 0.2500000000
M    4       WL    00    WAC       4.5150333067 (      2166478.04 /      2166478.04 );      2166478.04    0.2500000000 0.2500000000
M    5       WL    00    WAC       5.3494144007 (     96645573.77 /     96645573.77 );     96645573.77    0.2500000000 0.2500000000
M    6       WL    00    WAC       5.3939430439 (     68471215.80 /     68471215.80 );     68471215.80    0.2500000000 0.2500000000
M    7       WL    00    WAC       4.2500000000 (      1752854.87 /      1752854.87 );      1752854.87    0.2500000000 0.2500000000
M    8       WL    00    WAC       4.4402055060 (      7138467.11 /      7138467.11 );      7138467.11    0.2500000000 0.2500000000
M    9       WL    00    WAC       4.8587927490 (      7357625.00 /      7357625.00 );      7357625.00    0.2500000000 0.2500000000
M    10      WL    00    WAC       5.4001746207 (    181642694.63 /    181642694.63 );    181642694.63    0.2500000000 0.2500000000
M    11      WL    00    WAC       5.4716950300 (    141450872.20 /    141450872.20 );    141450872.20    0.2500000000 0.2500000000


M    1       WL    00    WAC       359:1     359:1       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    36   12 SYNC_INT
M    2       WL    00    WAC       360:0     360:0       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    37   12 SYNC_INT
M    3       WL    00    WAC       357:3     357:3       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    58   12 SYNC_INT
M    4       WL    00    WAC       358:2     358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    59   12 SYNC_INT
M    5       WL    00    WAC       358:1     358:1       359 NO_CHECK ARM LIBOR_1YR             2.2500000000    60   12 SYNC_INT
M    6       WL    00    WAC       355:0     355:0       355 NO_CHECK ARM LIBOR_1YR             2.2500000000    61   12 SYNC_INT
M    7       WL    00    WAC       356:4     356:4       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    57   12 SYNC_INT
M    8       WL    00    WAC       357:3     357:3       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    58   12 SYNC_INT
M    9       WL    00    WAC       358:2     358:2       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    59   12 SYNC_INT
M    10      WL    00    WAC       359:1     359:1       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    60   12 SYNC_INT
M    11      WL    00    WAC       360:0     360:0       360 NO_CHECK ARM LIBOR_1YR             2.2500000000    61   12 SYNC_INT

M    1       WL    00    WAC       10.9021606516    2.0000000000      0         0      0                              ORIG_GROSSRATE
M    2       WL    00    WAC       10.9833650014    2.0000000000      0         0      0                              ORIG_GROSSRATE
M    3       WL    00    WAC        9.5000000000    2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE
M    4       WL    00    WAC        9.5150333067    2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE
M    5       WL    00    WAC       10.3494144007    2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE
M    6       WL    00    WAC       10.3939430439    2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE
M    7       WL    00    WAC        9.2500000000    2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE
M    8       WL    00    WAC        9.4402055060    2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE
M    9       WL    00    WAC        9.8587927490    2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE
M    10      WL    00    WAC       10.4001746207    2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE
M    11      WL    00    WAC       10.4716950300    2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE

M    1       WL    00    WAC       4.9021606516                       GROUP 1       TEASER
M    2       WL    00    WAC       4.9833650014                       GROUP 1       TEASER
M    3       WL    00    WAC       4.5000000000                       GROUP 2       TEASER
M    4       WL    00    WAC       4.5150333067                       GROUP 2       TEASER
M    5       WL    00    WAC       5.3494144007                       GROUP 2       TEASER
M    6       WL    00    WAC       5.3939430439                       GROUP 2       TEASER
M    7       WL    00    WAC       4.2500000000 AMORT NONE FOR     60 GROUP 2       TEASER
M    8       WL    00    WAC       4.4402055060 AMORT NONE FOR     60 GROUP 2       TEASER
M    9       WL    00    WAC       4.8587927490 AMORT NONE FOR     60 GROUP 2       TEASER
M    10      WL    00    WAC       5.4001746207 AMORT NONE FOR     60 GROUP 2       TEASER
M    11      WL    00    WAC       5.4716950300 AMORT NONE FOR     60 GROUP 2       TEASER

BOAMS 04-H-NoSubs - Price/Yield - 2A1

Balance                    $240,000,000.00   Delay              24
Initial Coupon             4.54483412        Dated              8/1/2004
Settle                     8/26/2004         First Payment      9/25/2004

Price                        5 CPR To Roll     15 CPR To Roll    20 CPR To Roll     25 CPR To Roll     30 CPR To Roll
                                 Yield             Yield              Yield             Yield              Yield
                   100.498       4.378             4.319              4.285             4.246              4.202

                       WAL       4.283             3.320              2.926             2.578              2.270
                  Mod Durn       3.789             2.973              2.636             2.337              2.071
    Principal Window Begin     9/25/2004         9/25/2004          9/25/2004         9/25/2004          9/25/2004
      Principal Window End     7/25/2009         7/25/2009          7/25/2009         7/25/2009          7/25/2009

                 LIBOR_1YR      2.2575             2.2575            2.2575             2.2575             2.2575
                    Prepay       5 CPR             15 CPR            20 CPR             25 CPR             30 CPR
       Optional Redemption   Call (N,Y,Y)       Call (N,Y,Y)      Call (N,Y,Y)       Call (N,Y,Y)       Call (N,Y,Y)


Price                        40 CPR To Roll     50 CPR To Roll
                                  Yield             Yield
                   100.498        4.096             3.962

                       WAL        1.762             1.368
                  Mod Durn        1.629             1.281
    Principal Window Begin      9/25/2004         9/25/2004
      Principal Window End      7/25/2009         7/25/2009

                 LIBOR_1YR       2.2575             2.2575
                    Prepay       40 CPR             50 CPR
       Optional Redemption    Call (N,Y,Y)       Call (N,Y,Y)




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives hereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Price/Yield - 2A2

Balance                    $250,283,000.00   Delay           24
Initial Coupon             4.82183412        Dated           8/1/2004
Settle                     8/26/2004         First Payment   9/25/2004

Price                       15 CPR To Roll   16 CPR To Roll   17 CPR To Roll  18 CPR To Roll  20 CPR To Roll  25 CPR To Roll
                                 Yield            Yield           Yield            Yield           Yield           Yield
                 100.99780       4.427            4.416           4.405            4.393           4.370           4.306

                       WAL       3.320            3.237           3.156            3.077           2.926           2.578
                  Mod Durn       2.960            2.890           2.822            2.755           2.627           2.331
    Principal Window Begin     9/25/2004        9/25/2004       9/25/2004        9/25/2004       9/25/2004       9/25/2004
      Principal Window End     7/25/2009        7/25/2009       7/25/2009        7/25/2009       7/25/2009       7/25/2009

                 LIBOR_1YR      2.2575           2.2575           2.2575          2.2575          2.2575          2.2575


Price                        35 CPR To Roll  45 CPR To Roll  60 CPR To Roll   80 CPR To Roll  85 CPR To Roll
                                 Yield            Yield           Yield           Yield            Yield
                 100.99780       4.152            3.958           3.561           2.683            2.331

                       WAL       2.000            1.554           1.062           0.622            0.534
                  Mod Durn       1.835            1.447           1.009           0.605            0.522
    Principal Window Begin     9/25/2004        9/25/2004       9/25/2004       9/25/2004        9/25/2004
      Principal Window End     7/25/2009        7/25/2009       7/25/2009       7/25/2009        7/25/2009

                 LIBOR_1YR       2.2575          2.2575          2.2575           2.2575          2.2575

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives hereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 04-H-ToCall - Price/Yield - 2A2

Balance                        $150,000,000.00         Delay                    24
Initial Coupon                 4.52483412              Dated                    8/1/2004
Settle                         8/26/2004               First Payment            9/25/2004

Price                             5 CPR to 10% Call       15 CPR to 10% Call       20 CPR to 10% Call      25 CPR to 10% Call
                                        Yield                   Yield                    Yield                    Yield
                     100-16.00          4.325                   4.300                    4.272                    4.236

                           WAL         11.274                   5.059                    3.812                    3.004
                      Mod Durn          8.000                   4.189                    3.285                    2.660
        Principal Window Begin        9/25/2004               9/25/2004                9/25/2004                9/25/2004
          Principal Window End        7/25/2028               4/25/2017                4/25/2014                4/25/2012

                     LIBOR_1YR         2.2575                   2.2575                   2.2575                  2.2575



Price                             30 CPR to 10% Call       40 CPR to 10% Call       50 CPR to 10% Call
                                        Yield                    Yield                    Yield
                     100-16.00          4.190                    4.067                    3.905

                           WAL          2.449                    1.727                    1.282
                      Mod Durn          2.211                    1.601                    1.209
        Principal Window Begin        9/25/2004                9/25/2004                9/25/2004
          Principal Window End        12/25/2010               2/25/2009                12/25/2007

                     LIBOR_1YR          2.2575                   2.2575                   2.2575

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives hereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 04-H-Marketing2 - Price/Yield - 2A2

Balance                    $150,000,000.00       Delay            24
Initial Coupon             4.52483412            Dated         8/1/2004
Settle                     8/26/2004         First Payment     9/25/2004

Price

                                 Yield         Yield           Yield          Yield          Yield          Yield           Yield
                 100-16.00       4.357         4.299           4.264          4.226          4.181          4.058           3.893

                       WAL       4.283         3.320           2.926          2.578          2.270          1.693           1.258
                  Mod Durn       3.791         2.974           2.637          2.338          2.072          1.573           1.188
    Principal Window Begin     9/25/2004     9/25/2004       9/25/2004      9/25/2004      9/25/2004      9/25/2004       9/25/2004
      Principal Window End     7/25/2009     7/25/2009       7/25/2009      7/25/2009      7/25/2009     10/25/2008       9/25/2007

                 LIBOR_1YR      2.2575         2.2575         2.2575         2.2575         2.2575         2.2575          2.2575
                    Prepay       5 CPR         15 CPR         20 CPR         25 CPR         30 CPR         40 CPR          50 CPR
       Optional Redemption   Call (Y,Y,Y)   Call (Y,Y,Y)   Call (Y,Y,Y)   Call (Y,Y,Y)   Call (Y,Y,Y)   Call (Y,Y,Y)    Call (Y,Y,Y)


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives hereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

 B04H_CALL.CDI #CMOVER_3.0E WHOLE_LOAN  MAX_CF_VECTSIZE 620   Created by
Intex Deal Maker v3.7.133 , subroutines 3.1a1  08/16/2004 1:29 PM   Modeled
in the Intex CMO Modeling Language, (B000BDB448D23) which is copyright (c) 2004 by Intex Solutions, Inc. Intex shall not be held liable for the accuracy of this data nor for the accuracy of information which is derived from this data. The tables and other statistical analyses (the "Hypothetical
Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you (the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America Securities LLC Trading Desk at
(704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC Trading Desk at (704) 388-1579.

The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

 COLLAT_GROUPS 1 2


  DEFINE CONSTANT #OrigCollBal = 600130849.44 DEFINE CONSTANT #OrigCollBal1 = 92853661.41 DEFINE CONSTANT #OrigCollBal2 = 507277188.03


  DEFINE CONSTANT #OrigBondBal = 600130849.44 DEFINE CONSTANT #OrigBondBal1 = 92853661.41 DEFINE CONSTANT #OrigBondBal2 = 507277188.03


  DEFINE #BondBal1                       = 109847849.44
  DEFINE #BondBal2                       = 510388749.44
  DEFINE #BondBal                        = 620236598.88

   FULL_DEALNAME:        b04h_call

   DEAL SIZE:            $ 600130849.44
   PRICING SPEED:        25% CPR
  ISSUE DATE:           20040801
   SETTLEMENT DATE:      20040826

  Record date delay:     24

 DEFINE TR_INDEXDEPS_ALL

 DEFINE SCHEDULE "SHIFT1%","SHIFT2%"

  TRUSTEE_FEE    GROUP 1     0.0035

  TRUSTEE_FEE    GROUP 2     0.0035

   DEAL_CLOCK_INFO _

       ISSUE_CDU_DATE             20040801 _
       DEAL_FIRSTPAY_DATE         20040925



  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200 DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200 DEFINE DYNAMIC STICKY #NetRate2 = (
  COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200


  DEFINE TABLE "SI_LOSSAAgg" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%

  DEFINE TABLE "SI_2TIMESLOSSAgg" (6, 2) = "MONTH" "PCT"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%

  DEFINE TABLE "CROSSPREP_2TIMESAgg" (1, 2) = "MONTH" "MULTIPLE"
      360.1   2

  DEFINE #COUPON_SUBS = 0

TOLERANCE CLEANUP 0.00

TOLERANCE WRITEDOWN_0LOSS 1.00

  INITIAL INDEX    LIBOR_1YR        2.2575

DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "RESID", "1A1", "1A2", "2A1", "2A2", "2A3", "SUBS", "IO-1", "IO-2"


Tranche "SUBORD_1" MODELING EXCHANGE
   Block 3111561.41 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040801  Next 20040925
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-.543 ELSE COLL_NETRATE(1))
     0     999

Tranche "SUBORD_2" MODELING EXCHANGE
   Block 16994188.03 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040801  Next 20040925
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2)-.620050981 ELSE COLL_NETRATE(2))
     0     999

Tranche "RESID" SEN_FLT

   Block 100.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-.543 ELSE COLL_NETRATE(1))
     0     999

Tranche "1A1" SEN_FLT

   Block 44871000.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-.901 ELSE COLL_NETRATE(1))
     0     999

Tranche "1A2" SEN_FLT

   Block 44871000.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-.185 ELSE COLL_NETRATE(1))
     0     999

Tranche "2A1" SEN_FLT

   Block 190283000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 59 THEN  COLL_NETRATE(2)-.885 ELSE COLL_NETRATE(2))
     0     999

Tranche "2A2" SEN_FLT

   Block 150000000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 59 THEN COLL_NETRATE(2)-.601 ELSE COLL_NETRATE(2))
     0     999

Tranche "2A3" SEN_FLT

   Block 150000000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 59 THEN COLL_NETRATE(2)-.303 ELSE COLL_NETRATE(2))
     0     999

Tranche "SUBS" JUN_WAC
   Block 20105749.44 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040801 Next 20040925

     ( #COUPON_SUBS )
    0    999


Tranche "IO-1" SEN_IO

Block 92853661.41 at 0.543 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN BBAL("RESID#1","1A1#1","1A2#1","SUBORD_1#1") ELSE 0 ); _ END ( IF CURMONTH LT 35 THEN BBAL("RESID#1","1A1#1","1A2#1","SUBORD_1#1") ELSE 0 );
_

          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040801  Next 20040925

Tranche "IO-2" SEN_IO

Block 507277188.03 at 0.620050981 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN BBAL("2A1#1","2A2#1","2A3#1","SUBORD_2#1") ELSE 0 ); _
END ( IF CURMONTH LT 59 THEN BBAL("2A1#1","2A2#1","2A3#1","SUBORD_2#1") ELSE 0 ); _

          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040801  Next 20040925


DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040801 Next 20040925 Settle 20040826 DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _

   Delay 24 Dated 20040801 Next 20040925 Settle 20040826 DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _

   Delay 24 Dated 20040801 Next 20040925 Settle 20040826

  CREDIT_SUPPORT_BASIS GROUP_DEAL

ifdef #cmover_3.0g2 _

  DEFINE MACRO #BalanceRatio[1] = BALANCE_RATIO {#1}

ifndef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] =

  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "IO-1"
  CLASS "X2"        NO_BUILD_TRANCHE _

                    = "IO-2"
  CLASS "RESID"     NO_BUILD_TRANCHE _

                    = "RESID"
  CLASS "1A1"       NO_BUILD_TRANCHE _

                    = "1A1"
  CLASS "1A2"       NO_BUILD_TRANCHE _

                    = "1A2"
  CLASS "2A1"       NO_BUILD_TRANCHE _

                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _

                    = "2A2"
  CLASS "2A3"       NO_BUILD_TRANCHE _

                                     = "2A3"
                     CLASS "SUBORD_1" DISTRIB_CLASS RULES _

                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"

  CLASS "SNR_12" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "1A1" "1A2"
  CLASS "SUBS"      NO_BUILD_TRANCHE _

                    = "SUBS", _

    COMBINE_CLASSES {#BalanceRatio}{1.0} = "SUBORD_1" "SUBORD_2"

  CLASS "SNR_1"         WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
                        (#OrigCollBal1); _ = "RESID" "SNR_12" , SUPPORT_CLASSES
                        = "SUBS"

  CLASS "SNR_2"         WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE
                        (#OrigCollBal2); _ = "2A1" "2A2" "2A3" , SUPPORT_CLASSES
                        = "SUBS"


  CLASS "GRP1" _

                 DISTRIB_CLASS RULES _
                            = "X1" "SNR_1" "SUBORD_1"

  CLASS "GRP2" _

                 DISTRIB_CLASS RULES _
                   = "X2" "SNR_2" "SUBORD_2"

  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2"

  GROUP 0       ROOT      = 1 2



DEFINE PSEUDO_TRANCHE CLASS "SNR_1" Delay 24 Dated 20040801 Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE

DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1" Delay 24 Dated 20040801 Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE

DEFINE PSEUDO_TRANCHE CLASS "SNR_2" Delay 24 Dated 20040801 Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE

DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2" Delay 24 Dated 20040801 Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE

DEFINE PSEUDO_TRANCHE CLASS "SNR_12" Delay 24 Dated 20040801 Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE


  CROSSOVER When 0

  DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1") DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2") DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))

DEFINE DYNAMIC STICKY #ReduceTestAAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSAAgg", "MONTH", "SHIFTR" )

DEFINE DYNAMIC STICKY #Sub2TimesLossPctAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSSAgg", "MONTH", "PCT" )

TRIGGER "CumLossAgg" _

        ORIG_TESTVAL    0.00% _

        TESTVAL         (DELINQ_LOSS_ACCUM/ ORIG_BBAL("SUBS")); _
        TARGETVAL       ( #ReduceTestAAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN  ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES
                         ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF

TRIGGER "ShiftTriggerAgg" _

        FULL_NAME   "Shifting Interest Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50% _
The above calculations will be done based on all crossed mortgage loan groups."
_

        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _ IMPACT "Unscheduled principal that was intended to be paid to the _

subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLossAgg","TRIGVAL"));


TRIGGER "TwoTimesCumLossAgg" _
        ORIG_TESTVAL    0.00% _

        TESTVAL         (DELINQ_LOSS_ACCUM/(#OrigSubBal1 + #OrigSubBal2)); _
        TARGETVAL       ( #Sub2TimesLossPctAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        TRIGVAL         LODIFF

TRIGGER "TwoTimesTriggerAgg" _
        FULL_NAME   "Sub Two Times Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _

        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLossAgg","TRIGVAL"));


DEFINE DYNAMIC STICKY #COUPON_SUBS = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2") / BBAL("SUBORD_1", "SUBORD_2") * 36000 / NDAYS_ACCRUE_INT("SUBS#1")

  OPTIONAL REDEMPTION:    "Cleanup" _
                                 COLL_FRAC 10% _
                              PRICE_P ( COLL_BAL );



 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM

 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM


 CMO Block Payment Rules

------------------------------------

   calculate :  #SubsNotGoneAgg = BBAL("SUBS") GT 0.01

   calculate :  #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1

   calculate :  #SenPct1 = _
               IF #SubsNotGoneAgg _

               THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 1


calculate :  #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2

calculate :  #SenPct2 = _
            IF #SubsNotGoneAgg _

            THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
            ELSE 1


calculate :  #OrigSenPctAgg  = ORIG_BBAL("SNR_1","SNR_2") /
             (#OrigCollBal1 + #OrigCollBal2)

calculate :  #SenPctAgg      = MIN(1, BBAL("SNR_1","SNR_2") / (COLL_PREV_BAL))

calculate :  #ShiftTestAgg = NOT TRIGGER("ShiftTriggerAgg")


calculate :  #Sub2TimesTriggerAgg = NOT TRIGGER("TwoTimesTriggerAgg")

calculate :  #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2") _
                                 GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2")  AND _
                                 #Sub2TimesTriggerAgg


calculate :  #SenPctFailAgg = (#SenPctAgg > #OrigSenPctAgg)

calculate :  #SenPrep1 = _
           IF #SenPctFailAgg _

           THEN 1 _

           ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
(#ShiftTestAgg)

calculate :  #SenPrep2 = _
           IF #SenPctFailAgg _

           THEN 1 _

           ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
(#ShiftTestAgg)


calculate :  #SenPrep1 = _
           IF #SenPctFailAgg _

           THEN 1 _
           ELSE IF #Sub2TimesTestAgg _

                         THEN IF CURMONTH LE 36 _
                  THEN #SenPct1 + (50% * (1-#SenPct1)) _
                              ELSE #SenPct1 _

                ELSE #SenPrep1

calculate :  #SenPrep2 = _
           IF #SenPctFailAgg _

           THEN 1 _
           ELSE IF #Sub2TimesTestAgg _

                         THEN IF CURMONTH LE 36 _
                  THEN #SenPct2 + (50% * (1-#SenPct2)) _
                              ELSE #SenPct2 _

                ELSE #SenPrep2

calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)

calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)

 calculate:  "SNR_1" _

  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT #SCH11 = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT   LIMIT #PRP11 = #SenPrep1 * COLL_P_PREPAY(1) , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT #REC11 = #SENRECOV1

 calculate:  "SNR_2" _

  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT #SCH22 = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT   LIMIT #PRP22 = #SenPrep2 * COLL_P_PREPAY(2) , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT #REC22 = #SENRECOV2

  calculate : #SenSchedAlloc1 = #SCH11 * COLL_P_SCHED(1) calculate :
  #SenPrepayAlloc1 = #PRP11 calculate : #SenRecoverAlloc1 = #REC11 calculate :
  #SenSchedAlloc2 = #SCH22 * COLL_P_SCHED(2) calculate : #SenPrepayAlloc2 = #PRP22 calculate : #SenRecoverAlloc2 = #REC22


 **************************** CROSS SENIORS DUE TO RAPID PREPAYS ****************************
   calculate :  #SubMultipleAgg = LOOKUP_TBL( "STEP", CURMONTH , "CROSSPREP_2TIMESAgg", "MONTH", "MULTIPLE" )

   calculate   : #CrossTestAgg = ((#SubBal1 + #SubBal2) / (COLL_PREV_BAL(1) +
               COLL_PREV_BAL(2)) LT _ #SubMultipleAgg * (#OrigSubBal1 +
               #OrigSubBal2) / (#OrigCollBal1 + #OrigCollBal2))


   calculate :  #CrossTest1 =  _

              BBAL("SNR_1") LT 0.01 AND #CrossTestAgg

   calculate :  #CrossTest2 =  _

              BBAL("SNR_2") LT 0.01 AND #CrossTestAgg

 calculate:  "SNR_1" _

    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH1 = IF #CrossTest2 THEN (COLL_P_SCHED(2)   - #SenSchedAlloc2)   ELSE 0 ; _
    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP1 = IF #CrossTest2 THEN (COLL_P_PREPAY(2)  - #SenPrepayAlloc2)  ELSE 0 ; _
    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC1 = IF #CrossTest2 THEN (DELINQ_RECOVER(2) - #SenRecoverAlloc2) ELSE 0

 calculate:  "SNR_2" _

    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH2 = IF #CrossTest1 THEN (COLL_P_SCHED(1)   - #SenSchedAlloc1)   ELSE 0 ; _
    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP2 = IF #CrossTest1 THEN (COLL_P_PREPAY(1)  - #SenPrepayAlloc1)  ELSE 0 ; _
    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC2 = IF #CrossTest1 THEN (DELINQ_RECOVER(1) - #SenRecoverAlloc1) ELSE 0

  calculate : #SenSchedAlloc1 = #SenSchedAlloc1 + #CROSS1SCH2 calculate :
  #SenPrepayAlloc1 = #SenPrepayAlloc1 + #CROSS1PRP2 calculate :
  #SenRecoverAlloc1 = #SenRecoverAlloc1 + #CROSS1REC2


  calculate : #SenSchedAlloc2 = #SenSchedAlloc2 + #CROSS2SCH1 calculate :
  #SenPrepayAlloc2 = #SenPrepayAlloc2 + #CROSS2PRP1 calculate :
  #SenRecoverAlloc2 = #SenRecoverAlloc2 + #CROSS2REC1


 ************************** END CROSS SENIORS DUE TO RAPID PREPAYS ***************************

   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )


   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )


 calculate:  "SUBORD_1" _

  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1

 calculate:  "SUBORD_2" _

  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2

   calculate : #SubSched = #SubSched1 + #SubSched2 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 calculate : #SubRecov = #SubRecov1 + #SubRecov2 calculate:  "SUBS" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov

   calculate : #ExcessSub   = EXCESS_SUB_AMT

   calculate : #ExcessSub   = EXCESS_SUB_AMT("SUBS")

   calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") / BBAL("SNR_1","SNR_2") calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2")


  calculate : "SNR_1" _

   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1

  calculate : "SNR_2" _

   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2

   calculate : #SubExcessSub1 = MIN(OPTIMAL_PRINCPMT("SUBORD_1"), #VS1) calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1 calculate :
   #RemSubOptPrinc1 = OPTIMAL_PRINCPMT("SUBORD_1") - #SubExcessSub1 calculate :
   #SubExcessSub2 = MIN(OPTIMAL_PRINCPMT("SUBORD_2"), #VS2) calculate :
   #RemSubExcessSub2 = #VS2 - #SubExcessSub2 calculate : #RemSubOptPrinc2 = OPTIMAL_PRINCPMT("SUBORD_2") - #SubExcessSub2 calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2 calculate : #RemSubOptPrinc = #RemSubOptPrinc1 + #RemSubOptPrinc2


   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc) calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)


  calculate : "SUBORD_1" _

   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1

  calculate : "SUBORD_2" _

   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2

------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2" )
------------------------------------
        from :  CLASS ( "GRP1" ; "GRP2" )
         pay :  CLASS ENTIRETY PRO_RATA ( "SNR_1" ; "SNR_2"  )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "RESID"; "SNR_12" )
         pay :  CLASS INTSHORT PRO_RATA  ( "RESID"; "SNR_12" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "RESID", "SNR_12" )
------------------------------------

        from :  CLASS ( "SNR_12" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A1"; "1A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A1"; "1A2" )
------------------------------------
        from :  CLASS ( "SNR_12" )
         pay :  CLASS BALANCE PRO_RATA ( "1A1" ; "1A2" )
------------------------------------

------------------------------------
        from :  CLASS ( "RESID" )
         pay :  SEQUENTIAL ( "RESID#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  CLASS ( "1A2" )
         pay :  SEQUENTIAL ( "1A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1")
------------------------------------

        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2"; "2A3" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2"; "2A3" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" ; "2A3" )
------------------------------------

------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
        from :  CLASS ( "2A3" )
         pay :  SEQUENTIAL ( "2A3#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1")
------------------------------------
------------------------------------
   calculate :  #P_SUBS = PRINCPMT("SUBORD_1#1","SUBORD_2#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "SUBS" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SUBS" )
------------------------------------
        from :  SUBACCOUNT ( #P_SUBS, CLASS "SUBORD_1" )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUBS" )
------------------------------------
        from :  SUBACCOUNT ( #P_SUBS, CLASS "SUBORD_2" )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUBS" )
------------------------------------
   calculate :  #P_SUBS = PRINCPMT("SUBORD_1#1","SUBORD_2#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------

------------------------------------
        from :  CLASS ( "SUBS" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------

    #NAME?

   calculate : #PrincReduce = BBAL("SUBS#1") - BBAL("SUBORD_1", "SUBORD_2") calculate : #SubPrinc1 = BBAL("SUBORD_1#1") - BBAL("SUBORD_1") calculate :
   #SubPrinc2 = BBAL("SUBORD_2#1") - BBAL("SUBORD_2") calculate : #SubPrincAgg = #SubPrinc1 + #SubPrinc2 calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg

------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------

    #NAME?

   calculate :  #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL( "RESID#1", "1A1#1", "1A2#1", "SUBORD_1#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1",
   "2A2#1", "2A3#1", "SUBORD_2#1" ) - COLL_BAL(2))) calculate : #TotReduceSubord
   = #ReduceSubord1 + #ReduceSubord2

------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
   calculate :  #IncreaseSubord1 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "RESID#1", "1A1#1", "1A2#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #IncreaseSubord2 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "2A3#1", "SUBORD_2#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"),
   BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1") * ( BBAL("RESID#1",
   "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1", "2A3#1", "SUBORD_2#1") -
   COLL_BAL))) calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"),
   BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1") * ( BBAL("RESID#1",
   "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1", "2A3#1", "SUBORD_2#1") -
   COLL_BAL)))

------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
   calculate : #WriteDown = MAX(0, BBAL( "RESID#1", "1A1#1", "1A2#1", "SUBS#1",
"2A1#1", "2A2#1", "2A3#1" ) - COLL_BAL(1,2))

------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "SUBS#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "RESID#1", "1A1#1", "1A2#1" ) /
BBAL( "RESID#1", "1A1#1", "1A2#1", "2A1#1", "2A2#1", "2A3#1" ) * #WriteDown)

------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1", "2A3#1" ) / BBAL(
"RESID#1", "1A1#1", "1A2#1", "2A1#1", "2A2#1", "2A3#1" ) * #WriteDown)

------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "RESID#1"; "1A1#1"; "1A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1" )
------------------------------------

   calculate : #BondBal1    = BBAL("RESID#1","1A1#1","1A2#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2A3#1","SUBORD_2#1")
------------------------------------
   calculate : #BondBal     = #BondBal1 + #BondBal2
------------------------------------

Schedule "SHIFT1%"

Declare

SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%


Schedule "SHIFT2%"

Declare

SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%


 Collateral

       Factor      --Delay--
 Type   Date       P/Y    BV   Use BV for 0
  WL  20040801    9999 9999   FALSE

 Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM      Gross  #mos  #mos   P#mos  P#mos  Life   Reset
                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index    Margin ToRst RstPer ToRst  RstPer Cap    Cap
 Pool#  Type     Life   Max   Look
                 Floor  Negam Back


 BEGINNING OF COLLATERAL
M        1       WL    00    WAC   4.9021606516 (     52030498.37 /     52030498.37 );     52030498.37    0.3750000000 0.3750000000
M        2       WL    00    WAC   4.9833650014 (     40823163.04 /     40823163.04 );     40823163.04    0.3750000000 0.3750000000
M        3       WL    00    WAC   4.5000000000 (       651406.61 /       651406.61 );       651406.61    0.2500000000 0.2500000000
M        4       WL    00    WAC   4.5150333067 (      2166478.04 /      2166478.04 );      2166478.04    0.2500000000 0.2500000000
M        5       WL    00    WAC   5.3494144007 (     96645573.77 /     96645573.77 );     96645573.77    0.2500000000 0.2500000000
M        6       WL    00    WAC   5.3939430439 (     68471215.80 /     68471215.80 );     68471215.80    0.2500000000 0.2500000000
M        7       WL    00    WAC   4.2500000000 (      1752854.87 /      1752854.87 );      1752854.87    0.2500000000 0.2500000000
M        8       WL    00    WAC   4.4402055060 (      7138467.11 /      7138467.11 );      7138467.11    0.2500000000 0.2500000000
M        9       WL    00    WAC   4.8587927490 (      7357625.00 /      7357625.00 );      7357625.00    0.2500000000 0.2500000000
M        10      WL    00    WAC   5.4001746207 (    181642694.63 /    181642694.63 );    181642694.63    0.2500000000 0.2500000000
M        11      WL    00    WAC   5.4716950300 (    141450872.20 /    141450872.20 );    141450872.20    0.2500000000 0.2500000000

M        1       WL    00    WAC   359:1  359:1   360 NO_CHECK ARM LIBOR_1YR     2.2500000000    36   12 SYNC_INT     10.9021606516
M        2       WL    00    WAC   360:0  360:0   360 NO_CHECK ARM LIBOR_1YR     2.2500000000    37   12 SYNC_INT     10.9833650014
M        3       WL    00    WAC   357:3  357:3   360 NO_CHECK ARM LIBOR_1YR     2.2500000000    58   12 SYNC_INT      9.5000000000
M        4       WL    00    WAC   358:2  358:2   360 NO_CHECK ARM LIBOR_1YR     2.2500000000    59   12 SYNC_INT      9.5150333067
M        5       WL    00    WAC   358:1  358:1   359 NO_CHECK ARM LIBOR_1YR     2.2500000000    60   12 SYNC_INT     10.3494144007
M        6       WL    00    WAC   355:0  355:0   355 NO_CHECK ARM LIBOR_1YR     2.2500000000    61   12 SYNC_INT     10.3939430439
M        7       WL    00    WAC   356:4  356:4   360 NO_CHECK ARM LIBOR_1YR     2.2500000000    57   12 SYNC_INT      9.2500000000
M        8       WL    00    WAC   357:3  357:3   360 NO_CHECK ARM LIBOR_1YR     2.2500000000    58   12 SYNC_INT      9.4402055060
M        9       WL    00    WAC   358:2  358:2   360 NO_CHECK ARM LIBOR_1YR     2.2500000000    59   12 SYNC_INT      9.8587927490
M        10      WL    00    WAC   359:1  359:1   360 NO_CHECK ARM LIBOR_1YR     2.2500000000    60   12 SYNC_INT     10.4001746207
M        11      WL    00    WAC   360:0  360:0   360 NO_CHECK ARM LIBOR_1YR     2.2500000000    61   12 SYNC_INT     10.4716950300

M        1       WL    00    WAC   2.0000000000      0         0      0                              ORIG_GROSSRATE 4.9021606516
M        2       WL    00    WAC   2.0000000000      0         0      0                              ORIG_GROSSRATE 4.9833650014
M        3       WL    00    WAC   2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.5000000000
M        4       WL    00    WAC   2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.5150333067
M        5       WL    00    WAC   2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.3494144007
M        6       WL    00    WAC   2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.3939430439
M        7       WL    00    WAC   2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.2500000000
M        8       WL    00    WAC   2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.4402055060
M        9       WL    00    WAC   2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.8587927490
M        10      WL    00    WAC   2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.4001746207
M        11      WL    00    WAC   2.0000000000      0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.4716950300

M        1       WL    00    WAC                        GROUP 1       TEASER
M        2       WL    00    WAC                        GROUP 1       TEASER
M        3       WL    00    WAC                        GROUP 2       TEASER
M        4       WL    00    WAC                        GROUP 2       TEASER
M        5       WL    00    WAC                        GROUP 2       TEASER
M        6       WL    00    WAC                        GROUP 2       TEASER
M        7       WL    00    WAC   AMORT NONE FOR    60 GROUP 2       TEASER
M        8       WL    00    WAC   AMORT NONE FOR    60 GROUP 2       TEASER
M        9       WL    00    WAC   AMORT NONE FOR    60 GROUP 2       TEASER
M        10      WL    00    WAC   AMORT NONE FOR    60 GROUP 2       TEASER
M        11      WL    00    WAC   AMORT NONE FOR    60 GROUP 2       TEASER

 B04H_ROLL.CDI #CMOVER_3.0E WHOLE_LOAN  MAX_CF_VECTSIZE 620   Created by
Intex Deal Maker v3.7.133 , subroutines 3.1a1  08/16/2004 1:31 PM   Modeled
in the Intex CMO Modeling Language, (B000BDB448D23) which is copyright (c) 2004 by Intex Solutions, Inc. Intex shall not be held liable for the accuracy of this data nor for the accuracy of information which is derived from this data. The tables and other statistical analyses (the "Hypothetical
Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you (the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America Securities LLC Trading Desk at
(704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC Trading Desk at (704) 388-1579.

The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

 COLLAT_GROUPS 1 2


  DEFINE CONSTANT #OrigCollBal = 600130849.44 DEFINE CONSTANT #OrigCollBal1 = 92853661.41 DEFINE CONSTANT #OrigCollBal2 = 507277188.03


  DEFINE CONSTANT #OrigBondBal = 600130849.44 DEFINE CONSTANT #OrigBondBal1 = 92853661.41 DEFINE CONSTANT #OrigBondBal2 = 507277188.03


  DEFINE #BondBal1                       = 109847849.44
  DEFINE #BondBal2                       = 510388749.44
  DEFINE #BondBal                        = 620236598.88

   FULL_DEALNAME:        b04h_roll

   DEAL SIZE:            $ 600130849.44
   PRICING SPEED:        25% CPR
  ISSUE DATE:           20040801
   SETTLEMENT DATE:      20040826

  Record date delay:     24

 DEFINE TR_INDEXDEPS_ALL

 DEFINE SCHEDULE "SHIFT1%","SHIFT2%"

  TRUSTEE_FEE    GROUP 1     0.0035

  TRUSTEE_FEE    GROUP 2     0.0035

   DEAL_CLOCK_INFO _

       ISSUE_CDU_DATE             20040801 _
       DEAL_FIRSTPAY_DATE         20040925



  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200 DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200 DEFINE DYNAMIC STICKY #NetRate2 = (
  COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200


  DEFINE TABLE "SI_LOSSAAgg" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%

  DEFINE TABLE "SI_2TIMESLOSSAgg" (6, 2) = "MONTH" "PCT"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%

  DEFINE TABLE "CROSSPREP_2TIMESAgg" (1, 2) = "MONTH" "MULTIPLE"
      360.1   2

  DEFINE #COUPON_SUBS = 0

TOLERANCE CLEANUP 0.00

TOLERANCE WRITEDOWN_0LOSS 1.00

  INITIAL INDEX    LIBOR_1YR        2.2575

DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "RESID", "1A1", "1A2", "2A1", "2A2", "2A3", "SUBS", "IO-1", "IO-2"


Tranche "SUBORD_1" MODELING EXCHANGE
   Block 3111561.41 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040801  Next 20040925
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-.543 ELSE COLL_NETRATE(1))
     0     999

Tranche "SUBORD_2" MODELING EXCHANGE
   Block 16994188.03 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040801  Next 20040925
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2)-.620050981 ELSE COLL_NETRATE(2))
     0     999

Tranche "RESID" SEN_FLT

   Block 100.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-.543 ELSE COLL_NETRATE(1))
     0     999

Tranche "1A1" SEN_FLT

   Block 44871000.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-.901 ELSE COLL_NETRATE(1))
     0     999

Tranche "1A2" SEN_FLT

   Block 44871000.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1)-.185 ELSE COLL_NETRATE(1))
     0     999

Tranche "2A1" SEN_FLT

   Block 190283000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 59 THEN  COLL_NETRATE(2)-.885 ELSE COLL_NETRATE(2))
     0     999

Tranche "2A2" SEN_FLT

   Block 150000000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 59 THEN COLL_NETRATE(2)-.601 ELSE COLL_NETRATE(2))
     0     999

Tranche "2A3" SEN_FLT

   Block 150000000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040801 Next 20040925

     (IF CURMONTH LE 59 THEN COLL_NETRATE(2)-.303 ELSE COLL_NETRATE(2))
     0     999

Tranche "SUBS" JUN_WAC
   Block 20105749.44 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040801 Next 20040925

     ( #COUPON_SUBS )
    0    999


Tranche "IO-1" SEN_IO

Block 92853661.41 at 0.543 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN BBAL("RESID#1","1A1#1","1A2#1","SUBORD_1#1") ELSE 0 ); _ END ( IF CURMONTH LT 35 THEN BBAL("RESID#1","1A1#1","1A2#1","SUBORD_1#1") ELSE 0 );
_

          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040801  Next 20040925

Tranche "IO-2" SEN_IO

Block 507277188.03 at 0.620050981 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN BBAL("2A1#1","2A2#1","2A3#1","SUBORD_2#1") ELSE 0 ); _
END ( IF CURMONTH LT 59 THEN BBAL("2A1#1","2A2#1","2A3#1","SUBORD_2#1") ELSE 0 ); _

          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040801  Next 20040925


DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040801 Next 20040925 Settle 20040826 DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _

   Delay 24 Dated 20040801 Next 20040925 Settle 20040826 DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _

   Delay 24 Dated 20040801 Next 20040925 Settle 20040826

  CREDIT_SUPPORT_BASIS GROUP_DEAL

ifdef #cmover_3.0g2 _

  DEFINE MACRO #BalanceRatio[1] = BALANCE_RATIO {#1}

ifndef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] =

  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "IO-1"
  CLASS "X2"        NO_BUILD_TRANCHE _

                    = "IO-2"
  CLASS "RESID"     NO_BUILD_TRANCHE _

                    = "RESID"
  CLASS "1A1"       NO_BUILD_TRANCHE _

                    = "1A1"
  CLASS "1A2"       NO_BUILD_TRANCHE _

                    = "1A2"
  CLASS "2A1"       NO_BUILD_TRANCHE _

                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _

                    = "2A2"
  CLASS "2A3"       NO_BUILD_TRANCHE _

                                     = "2A3"
                     CLASS "SUBORD_1" DISTRIB_CLASS RULES _

                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"

  CLASS "SNR_12" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "1A1" "1A2"
  CLASS "SUBS"      NO_BUILD_TRANCHE _

                    = "SUBS", _

    COMBINE_CLASSES {#BalanceRatio}{1.0} = "SUBORD_1" "SUBORD_2"
  CLASS "SNR_1"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); _
                    = "RESID" "SNR_12" , SUPPORT_CLASSES = "SUBS"
  CLASS "SNR_2"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); _
                    = "2A1" "2A2" "2A3" , SUPPORT_CLASSES = "SUBS"


  CLASS "GRP1" _

                 DISTRIB_CLASS RULES _
                            = "X1" "SNR_1" "SUBORD_1"

  CLASS "GRP2" _

                 DISTRIB_CLASS RULES _
                   = "X2" "SNR_2" "SUBORD_2"

  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2"

  GROUP 0       ROOT      = 1 2


  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20040801  Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE

  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20040801  Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE

  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20040801  Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE

  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20040801  Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE

  DEFINE PSEUDO_TRANCHE CLASS "SNR_12"       Delay 24  Dated 20040801  Next 20040925 DAYCOUNT 30360 BUSINESS_DAY NONE

  CROSSOVER When 0

  DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1") DEFINE
  DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE
  DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2") DEFINE
  DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))

  DEFINE DYNAMIC STICKY #ReduceTestAAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSAAgg", "MONTH", "SHIFTR" )
  DEFINE DYNAMIC STICKY #Sub2TimesLossPctAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSSAgg", "MONTH", "PCT" )

TRIGGER "CumLossAgg" _

        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM/ ORIG_BBAL("SUBS")); _
        TARGETVAL       ( #ReduceTestAAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        EFFECTIVE_WHEN  ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF

TRIGGER "ShiftTriggerAgg" _

        FULL_NAME   "Shifting Interest Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50% _
The above calculations will be done based on all crossed mortgage loan groups."
_

        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _ IMPACT "Unscheduled principal that was intended to be paid to the _

subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLossAgg","TRIGVAL"));


TRIGGER "TwoTimesCumLossAgg" _
        ORIG_TESTVAL    0.00% _

        TESTVAL         (DELINQ_LOSS_ACCUM/(#OrigSubBal1 + #OrigSubBal2)); _
        TARGETVAL       ( #Sub2TimesLossPctAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        TRIGVAL         LODIFF

TRIGGER "TwoTimesTriggerAgg" _
        FULL_NAME   "Sub Two Times Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _

        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLossAgg","TRIGVAL"));


DEFINE DYNAMIC STICKY #COUPON_SUBS = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2") / BBAL("SUBORD_1", "SUBORD_2") * 36000 / NDAYS_ACCRUE_INT("SUBS#1")

  OPTIONAL REDEMPTION:    "Grp_1_Call" _
                                 DATE 20070701 _

                                TARGET GROUP 1 _

                          PRICE_P ( COLL_BAL(1) ); _
                          DISTR_P RULES "OPTR_GROUP_1"

  OPTIONAL REDEMPTION:    "Grp_2_Call" _
                                 DATE 20090701 _

                                TARGET GROUP 2 _

                          PRICE_P ( COLL_BAL(2) ); _
                          DISTR_P RULES "OPTR_GROUP_2"


 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM

 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM


 CMO Block Payment Rules

------------------------------------

calculate :  #SubsNotGoneAgg = BBAL("SUBS") GT 0.01

calculate :  #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1

calculate :  #SenPct1 = _
            IF #SubsNotGoneAgg _

            THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
            ELSE 1


calculate :  #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2

calculate :  #SenPct2 = _
            IF #SubsNotGoneAgg _

            THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
            ELSE 1

calculate :  #OrigSenPctAgg  = ORIG_BBAL("SNR_1","SNR_2") / (#OrigCollBal1 + #OrigCollBal2)
calculate :  #SenPctAgg      = MIN(1, BBAL("SNR_1","SNR_2") / (COLL_PREV_BAL))

calculate :  #ShiftTestAgg = NOT TRIGGER("ShiftTriggerAgg")

calculate :  #Sub2TimesTriggerAgg = NOT TRIGGER("TwoTimesTriggerAgg")
calculate :  #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2") _
                                 GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2")  AND _
                                 #Sub2TimesTriggerAgg


   calculate :  #SenPctFailAgg = (#SenPctAgg > #OrigSenPctAgg)

   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _

              THEN 1 _

              ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)

   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _

              THEN 1 _

              ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)


   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _

              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _

                            THEN IF CURMONTH LE 36 _

                        THEN #SenPct1 + (50% * (1-#SenPct1)) _
                                 ELSE #SenPct1 _

                   ELSE #SenPrep1

   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _

              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _

                            THEN IF CURMONTH LE 36 _

                        THEN #SenPct2 + (50% * (1-#SenPct2)) _
                                 ELSE #SenPct2 _

                   ELSE #SenPrep2

   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)

   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)

 calculate:  "SNR_1" _

  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT #SCH11 = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT   LIMIT #PRP11 = #SenPrep1 * COLL_P_PREPAY(1) , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT #REC11 = #SENRECOV1

 calculate:  "SNR_2" _

  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT #SCH22 = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT   LIMIT #PRP22 = #SenPrep2 * COLL_P_PREPAY(2) , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT #REC22 = #SENRECOV2

  calculate : #SenSchedAlloc1 = #SCH11 * COLL_P_SCHED(1) calculate :
  #SenPrepayAlloc1 = #PRP11 calculate : #SenRecoverAlloc1 = #REC11 calculate :
  #SenSchedAlloc2 = #SCH22 * COLL_P_SCHED(2) calculate : #SenPrepayAlloc2 = #PRP22 calculate : #SenRecoverAlloc2 = #REC22


 **************************** CROSS SENIORS DUE TO RAPID PREPAYS ****************************
   calculate :  #SubMultipleAgg = LOOKUP_TBL( "STEP", CURMONTH , "CROSSPREP_2TIMESAgg", "MONTH", "MULTIPLE" )

   calculate   : #CrossTestAgg = ((#SubBal1 + #SubBal2) / (COLL_PREV_BAL(1) +
               COLL_PREV_BAL(2)) LT _ #SubMultipleAgg * (#OrigSubBal1 +
               #OrigSubBal2) / (#OrigCollBal1 + #OrigCollBal2))


   calculate :  #CrossTest1 =  _

              BBAL("SNR_1") LT 0.01 AND #CrossTestAgg

   calculate :  #CrossTest2 =  _

              BBAL("SNR_2") LT 0.01 AND #CrossTestAgg


 calculate:  "SNR_1" _
    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH1 = IF #CrossTest2 THEN (COLL_P_SCHED(2)   - #SenSchedAlloc2)   ELSE 0 ; _
    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP1 = IF #CrossTest2 THEN (COLL_P_PREPAY(2)  - #SenPrepayAlloc2)  ELSE 0 ; _
    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC1 = IF #CrossTest2 THEN (DELINQ_RECOVER(2) - #SenRecoverAlloc2) ELSE 0

 calculate:  "SNR_2" _

    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH2 = IF #CrossTest1 THEN (COLL_P_SCHED(1)   - #SenSchedAlloc1)   ELSE 0 ; _
    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP2 = IF #CrossTest1 THEN (COLL_P_PREPAY(1)  - #SenPrepayAlloc1)  ELSE 0 ; _
    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC2 = IF #CrossTest1 THEN (DELINQ_RECOVER(1) - #SenRecoverAlloc1) ELSE 0

  calculate : #SenSchedAlloc1 = #SenSchedAlloc1 + #CROSS1SCH2 calculate :
  #SenPrepayAlloc1 = #SenPrepayAlloc1 + #CROSS1PRP2 calculate :
  #SenRecoverAlloc1 = #SenRecoverAlloc1 + #CROSS1REC2


  calculate : #SenSchedAlloc2 = #SenSchedAlloc2 + #CROSS2SCH1 calculate :
  #SenPrepayAlloc2 = #SenPrepayAlloc2 + #CROSS2PRP1 calculate :
  #SenRecoverAlloc2 = #SenRecoverAlloc2 + #CROSS2REC1


 ************************** END CROSS SENIORS DUE TO RAPID PREPAYS ***************************

   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )


   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )


 calculate:  "SUBORD_1" _

  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1

 calculate:  "SUBORD_2" _

  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2

   calculate : #SubSched = #SubSched1 + #SubSched2 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 calculate : #SubRecov = #SubRecov1 + #SubRecov2 calculate:  "SUBS" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov

   calculate : #ExcessSub   = EXCESS_SUB_AMT

   calculate : #ExcessSub   = EXCESS_SUB_AMT("SUBS")

   calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") / BBAL("SNR_1","SNR_2") calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2")


  calculate : "SNR_1" _

   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1

  calculate : "SNR_2" _

   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2

   calculate : #SubExcessSub1 = MIN(OPTIMAL_PRINCPMT("SUBORD_1"), #VS1) calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1 calculate :
   #RemSubOptPrinc1 = OPTIMAL_PRINCPMT("SUBORD_1") - #SubExcessSub1 calculate :
   #SubExcessSub2 = MIN(OPTIMAL_PRINCPMT("SUBORD_2"), #VS2) calculate :
   #RemSubExcessSub2 = #VS2 - #SubExcessSub2 calculate : #RemSubOptPrinc2 = OPTIMAL_PRINCPMT("SUBORD_2") - #SubExcessSub2 calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2 calculate : #RemSubOptPrinc = #RemSubOptPrinc1 + #RemSubOptPrinc2


   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc) calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)


  calculate : "SUBORD_1" _

   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1

  calculate : "SUBORD_2" _

   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2

------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2" )
------------------------------------
        from :  CLASS ( "GRP1" ; "GRP2" )
         pay :  CLASS ENTIRETY PRO_RATA ( "SNR_1" ; "SNR_2"  )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "RESID"; "SNR_12" )
         pay :  CLASS INTSHORT PRO_RATA  ( "RESID"; "SNR_12" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "RESID", "SNR_12" )
------------------------------------

        from :  CLASS ( "SNR_12" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A1"; "1A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A1"; "1A2" )
------------------------------------
        from :  CLASS ( "SNR_12" )
         pay :  CLASS BALANCE PRO_RATA ( "1A1" ; "1A2" )
------------------------------------

------------------------------------
        from :  CLASS ( "RESID" )
         pay :  SEQUENTIAL ( "RESID#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  CLASS ( "1A2" )
         pay :  SEQUENTIAL ( "1A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1")
------------------------------------

        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2"; "2A3" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2"; "2A3" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" ; "2A3" )
------------------------------------

------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
        from :  CLASS ( "2A3" )
         pay :  SEQUENTIAL ( "2A3#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1")
------------------------------------
------------------------------------
   calculate :  #P_SUBS = PRINCPMT("SUBORD_1#1","SUBORD_2#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "SUBS" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SUBS" )
------------------------------------
        from :  SUBACCOUNT ( #P_SUBS, CLASS "SUBORD_1" )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUBS" )
------------------------------------
        from :  SUBACCOUNT ( #P_SUBS, CLASS "SUBORD_2" )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUBS" )
------------------------------------
   calculate :  #P_SUBS = PRINCPMT("SUBORD_1#1","SUBORD_2#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------

------------------------------------
        from :  CLASS ( "SUBS" )
         pay :  SEQUENTIAL ( "SUBS#1" )
------------------------------------

    #NAME?

   calculate : #PrincReduce = BBAL("SUBS#1") - BBAL("SUBORD_1", "SUBORD_2") calculate : #SubPrinc1 = BBAL("SUBORD_1#1") - BBAL("SUBORD_1") calculate :
   #SubPrinc2 = BBAL("SUBORD_2#1") - BBAL("SUBORD_2") calculate : #SubPrincAgg = #SubPrinc1 + #SubPrinc2 calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg

------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------


    #NAME?
   calculate :  #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL( "RESID#1", "1A1#1", "1A2#1", "SUBORD_1#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1",
   "2A2#1", "2A3#1", "SUBORD_2#1" ) - COLL_BAL(2))) calculate : #TotReduceSubord
   = #ReduceSubord1 + #ReduceSubord2

------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
   calculate :  #IncreaseSubord1 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "RESID#1", "1A1#1", "1A2#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #IncreaseSubord2 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "2A3#1", "SUBORD_2#1" )))
------------------------------------
        when :  IS_THERE ( "SUBS#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"),
   BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1") * ( BBAL("RESID#1",
   "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1", "2A3#1", "SUBORD_2#1") -
   COLL_BAL))) calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"),
   BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1") * ( BBAL("RESID#1",
   "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1", "2A3#1", "SUBORD_2#1") -
   COLL_BAL)))

------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("SUBS#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
   calculate : #WriteDown = MAX(0, BBAL( "RESID#1", "1A1#1", "1A2#1", "SUBS#1",
"2A1#1", "2A2#1", "2A3#1" ) - COLL_BAL(1,2))

------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "SUBS#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "RESID#1", "1A1#1", "1A2#1" ) /
BBAL( "RESID#1", "1A1#1", "1A2#1", "2A1#1", "2A2#1", "2A3#1" ) * #WriteDown)

------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1", "2A3#1" ) / BBAL(
"RESID#1", "1A1#1", "1A2#1", "2A1#1", "2A2#1", "2A3#1" ) * #WriteDown)

------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "RESID#1"; "1A1#1"; "1A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1" )
------------------------------------

   calculate : #BondBal1    = BBAL("RESID#1","1A1#1","1A2#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2A3#1","SUBORD_2#1")
------------------------------------
   calculate : #BondBal     = #BondBal1 + #BondBal2
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  PRO_RATA ( "RESID#1"; "1A1#1"; "1A2#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  PRO_RATA ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown1 = BBAL("GRP1")
------------------------------------
   calculate :  #WD_SUBORD_1 = MIN(BBAL("SUBORD_1#1"), #Writedown1)
   calculate :  #Writedown1 = #Writedown1 - #WD_SUBORD_1
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_1 )
         pay :  DECREMENT( BALANCE "SUBORD_1#1", BY #WD_SUBORD_1 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown1 )
         pay :  WRITEDOWN PRO_RATA ( "RESID#1"; "1A1#1"; "1A2#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  PRO_RATA ( "SUBS#1" )
------------------------------------
   calculate : #WriteDown2 = BBAL("GRP2")
------------------------------------
   calculate :  #WD_SUBORD_2 = MIN(BBAL("SUBORD_2#1"), #Writedown2)
   calculate :  #Writedown2 = #Writedown2 - #WD_SUBORD_2
------------------------------------
  subject to :  CEILING ( #WD_SUBORD_2 )
         pay :  DECREMENT( BALANCE "SUBORD_2#1", BY #WD_SUBORD_2 )
------------------------------------
        from :  SUBACCOUNT ( #Writedown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1" )
------------------------------------

Schedule "SHIFT1%"

Declare

SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%


Schedule "SHIFT2%"

Declare

SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%


 Collateral

       Factor      --Delay--
 Type   Date       P/Y    BV   Use BV for 0
  WL  20040801    9999 9999   FALSE

 Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life
                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap

Pool#  Type      Reset Life   Max   Look
                 Cap   Floor  Negam Back


 BEGINNING OF COLLATERAL
M   1     WL    00    WAC       4.9021606516 (     52030498.37 /     52030498.37 );     52030498.37       0.3750000000 0.3750000000
M   2     WL    00    WAC       4.9833650014 (     40823163.04 /     40823163.04 );     40823163.04       0.3750000000 0.3750000000
M   3     WL    00    WAC       4.5000000000 (       651406.61 /       651406.61 );       651406.61       0.2500000000 0.2500000000
M   4     WL    00    WAC       4.5150333067 (      2166478.04 /      2166478.04 );      2166478.04       0.2500000000 0.2500000000
M   5     WL    00    WAC       5.3494144007 (     96645573.77 /     96645573.77 );     96645573.77       0.2500000000 0.2500000000
M   6     WL    00    WAC       5.3939430439 (     68471215.80 /     68471215.80 );     68471215.80       0.2500000000 0.2500000000
M   7     WL    00    WAC       4.2500000000 (      1752854.87 /      1752854.87 );      1752854.87       0.2500000000 0.2500000000
M   8     WL    00    WAC       4.4402055060 (      7138467.11 /      7138467.11 );      7138467.11       0.2500000000 0.2500000000
M   9     WL    00    WAC       4.8587927490 (      7357625.00 /      7357625.00 );      7357625.00       0.2500000000 0.2500000000
M   10    WL    00    WAC       5.4001746207 (    181642694.63 /    181642694.63 );    181642694.63       0.2500000000 0.2500000000
M   11    WL    00    WAC       5.4716950300 (    141450872.20 /    141450872.20 );    141450872.20       0.2500000000 0.2500000000

M   1     WL    00    WAC       359:1     359:1    360 NO_CHECK ARM LIBOR_1YR     2.2500000000    36   12 SYNC_INT     10.9021606516
M   2     WL    00    WAC       360:0     360:0    360 NO_CHECK ARM LIBOR_1YR     2.2500000000    37   12 SYNC_INT     10.9833650014
M   3     WL    00    WAC       357:3     357:3    360 NO_CHECK ARM LIBOR_1YR     2.2500000000    58   12 SYNC_INT      9.5000000000
M   4     WL    00    WAC       358:2     358:2    360 NO_CHECK ARM LIBOR_1YR     2.2500000000    59   12 SYNC_INT      9.5150333067
M   5     WL    00    WAC       358:1     358:1    359 NO_CHECK ARM LIBOR_1YR     2.2500000000    60   12 SYNC_INT     10.3494144007
M   6     WL    00    WAC       355:0     355:0    355 NO_CHECK ARM LIBOR_1YR     2.2500000000    61   12 SYNC_INT     10.3939430439
M   7     WL    00    WAC       356:4     356:4    360 NO_CHECK ARM LIBOR_1YR     2.2500000000    57   12 SYNC_INT      9.2500000000
M   8     WL    00    WAC       357:3     357:3    360 NO_CHECK ARM LIBOR_1YR     2.2500000000    58   12 SYNC_INT      9.4402055060
M   9     WL    00    WAC       358:2     358:2    360 NO_CHECK ARM LIBOR_1YR     2.2500000000    59   12 SYNC_INT      9.8587927490
M   10    WL    00    WAC       359:1     359:1    360 NO_CHECK ARM LIBOR_1YR     2.2500000000    60   12 SYNC_INT     10.4001746207
M   11    WL    00    WAC       360:0     360:0    360 NO_CHECK ARM LIBOR_1YR     2.2500000000    61   12 SYNC_INT     10.4716950300

M   1     WL    00    WAC       2.0000000000       0         0      0                              ORIG_GROSSRATE 4.9021606516
M   2     WL    00    WAC       2.0000000000       0         0      0                              ORIG_GROSSRATE 4.9833650014
M   3     WL    00    WAC       2.0000000000       0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.5000000000
M   4     WL    00    WAC       2.0000000000       0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.5150333067
M   5     WL    00    WAC       2.0000000000       0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.3494144007
M   6     WL    00    WAC       2.0000000000       0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.3939430439
M   7     WL    00    WAC       2.0000000000       0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.2500000000
M   8     WL    00    WAC       2.0000000000       0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.4402055060
M   9     WL    00    WAC       2.0000000000       0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 4.8587927490
M   10    WL    00    WAC       2.0000000000       0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.4001746207
M   11    WL    00    WAC       2.0000000000       0         0      0  INIT_PERCAP   5.0000000000  ORIG_GROSSRATE 5.4716950300

M   1     WL    00    WAC                           GROUP 1       TEASER
M   2     WL    00    WAC                           GROUP 1       TEASER
M   3     WL    00    WAC                           GROUP 2       TEASER
M   4     WL    00    WAC                           GROUP 2       TEASER
M   5     WL    00    WAC                           GROUP 2       TEASER
M   6     WL    00    WAC                           GROUP 2       TEASER
M   7     WL    00    WAC       AMORT NONE FOR   60 GROUP 2       TEASER
M   8     WL    00    WAC       AMORT NONE FOR   60 GROUP 2       TEASER
M   9     WL    00    WAC       AMORT NONE FOR   60 GROUP 2       TEASER
M   10    WL    00    WAC       AMORT NONE FOR   60 GROUP 2       TEASER
M   11    WL    00    WAC       AMORT NONE FOR   60 GROUP 2       TEASER